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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported) February 20, 1998


                          KOLL REAL ESTATE GROUP, INC.
              (Exact Name of Registrant as Specified in Charter)


                                   Delaware
                (State or Other Jurisdiction of Incorporation)

             0-17189                                 02-0426634
     (Commission File Number)          (I.R.S. Employer Identification No.)



4343 Von Karman Avenue, Newport Beach, California         92660
(Address of principal executive offices)                (Zip Code)


                                  (714) 833-3030
               (Registrant's Telephone Number, Including Area Code)


                                   Not Applicable
                          (Former Name or Former Address,
                           if Changed Since Last Report)

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Item 5.  OTHER EVENTS

       On February 20, 1998, the Registrant issued a press release describing the Registrant's plan to appeal the ruling of the San Diego Superior Court that the California Coastal Commission did not fully comply with the requirements of the Coastal Act when it reconsidered the Bolsa Chica Local Coastal Program Amendment during a hearing in October 1997. A copy of the press release is attached hereto and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)     Exhibits:

       Exhibit No.              Description
       -----------              -----------

       99.1              Press Release, issued February 20, 1998



                                        2.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   KOLL REAL ESTATE GROUP, INC.



Date:  February 24, 1998           By:  /s/ Raymond J. Pacini
                                       ----------------------------------
                                       Raymond J. Pacini
                                       Executive Vice President and
                                       Chief Financial Officer



                                        3.